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                                                                   EXHIBIT 10.62


                     SECOND AMENDMENT TO LICENSE AGREEMENT
                     -------------------------------------

This SECOND AMENDMENT TO LICENSE AGREEMENT (hereinafter, the "Amendment") is made and entered into effective March 1, 1998 by and between SEARS SHOP AT HOME SERVICES, INC., a Delaware corporation (hereinafter "Licensor"), and BRYLANE, INC., a Delaware corporation (hereinafter "Licensee").

WHEREAS, Licensor and Licensee entered into that certain License Agreement dated March 1, 1994 as amended by the License Amendment dated July 23, 1996 (hereinafter, the "Agreement");

WHEREAS, Licensor and Licensee want to further amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

     1. Subsection b. of Section 24 of the Agreement (CUSTOMER LISTS AND
                                                      ------------------
        INFORMATION) is hereby amended by deleting the last sentence thereof,
        -----------
        which reads as follows:

        Upon termination of this Agreement, including the performance of any services pursuant to Section 29 hereof, the names of Program Customers shall be jointly owned by Licensor and Licensee and may be used by them in their respective marketing efforts.

     2. The following shall be added as subparagraph f. of Section 24 of the
        Agreement:

        Upon any termination of this Agreement or any Schedule appended hereto (whether pursuant to Section 3, 27, 28 or otherwise), Licensee shall have no right to use in any way the names or identities of, or any other information pertaining to, the Program Customers of such terminated Program(s), and Licensee shall immediately return to Licensor upon any such termination all copies of the applicable Customer List and all materials containing information derived from such Customer List or pertaining to such Program Customers.

     3. The text of Section 31 of the Agreement (NON-COMPETE) is hereby deleted
                                                 -----------
        and replaced with the following:

        Notwithstanding anything to the contrary contained herein (including but not limited to Section 4 above), upon termination (including non-renewal) of any Program pursuant to the terms of this Agreement, Program Customer names shall not be used by Licensor for any marketing purposes (including but not limited to any promotional mailings) with respect to the applicable Products/Categories designated as exclusive to Licensee in the applicable Schedule for a period of ninety (90) days from the drop date/mailing of the last Catalog for such terminated Program.

     4. The text of Section 3 of the Agreement (TERM AND TERMINATION) is hereby
                                                --------------------
        deleted and replaced with the following:

        The term (hereinafter "Initial Term") of this Agreement shall begin on the Effective Date hereof and shall end at the close of business on July 31, 2001. This Agreement shall thereafter continue in force for additional one-year periods (each an "Extended Term"), unless either party notifies the other in writing that this Agreement or any Schedule appended hereto will not be renewed for an additional Extended Term (a "Notice of Termination") by (i) Licensee delivering a Notice of Termination to Licensor at least twelve (12) months notice prior to the
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        end of the Initial Term or the final Extended Term or (ii) Licensor delivering a Notice of Termination to Licensee at least eighteen (18) months notice prior to the end of the Initial Term or the final Extended Term. The provisions of this Section shall be subject to the terms of Sections 27 and 28 below.

     5. Exhibit E to the Agreement is amended by adding a new Paragraph 3 under (COMPUTATION OF ROYALTY PAYMENT) reading as follows:
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               3.  In the event of any termination of the Agreement or any
        Schedule by Licensor pursuant to Section 3 of the Agreement, Licensee shall have no obligation to pay Licensor any royalty on sales of Products from any Catalog issued pursuant to any terminated Schedule (or pursuant to all Schedules, in the case where the Agreement is terminated by Licensor) during the eighteen (18) months preceding the date when such Schedule terminates.

     6. The Agreement, as herein amended, shall continue in full force and effect according to its terms and is hereby ratified by the parties. All capitalized terms used in this Amendment shall have the meanings ascribed to them in the Agreement.


BRYLANE, INC.


By:  /s/ Peter J. Canzone
     --------------------
     Peter Canzone
     President & CEO



SEARS SHOP AT HOME SERVICES, INC.


By:  /s/ E. Vachel Pennebaker
     ------------------------
     E. Vachel Pennebaker
     President & CEO

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